                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Freerealtime.com, Inc.

      We consent to the incorporation by reference in the Registration Statement of Freerealtime.com, Inc. on Form S-8 of our report dated June 8, 2000, appearing in the Annual Report on Form 10-KSB of Freerealtime.com, Inc. for the fiscal year ended March 31, 2000.



                                                      /s/ KPMG LLP

Orange County, California
October 13, 2000




                                       9